UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2025

Enovix Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39753	85-3174357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 W Warren Avenue Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 695-2350
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENVX	The Nasdaq Global Select Market
Warrants, each exercisable for one share of Common Stock, at an exercise price of $8.75 per share	ENVXW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 28, 2025, Enovix Corporation, a Delaware corporation (the “Company”), issued a press release announcing that as of August 27, 2025, the volume-weighted average price (“VWAP”) of its common stock has exceeded $10.50 for the requisite number of trading days since the distribution of the Company warrants currently traded on Nasdaq under ENVXW (the “Warrants”) to satisfy the early expiration price condition applicable to the Warrants in accordance with the Warrant Agreement, dated as of July 21, 2025, between the Company and Computershare Trust Company N.A., as Warrant Agent (the “Warrant Agreement”). Pursuant to the Warrant Agreement, the Company has elected to set Friday, August 29, 2025 as the alternate expiration date for the Warrants. As a result, the Warrants will stop trading on Nasdaq at 4:00 p.m. New York City time on August 29, 2025, and the Warrants must be exercised prior to 5:00 p.m. New York City time on August 29, 2025, in each case, as long as the VWAP of the Company’s common stock is at least $8.75 for each of the two trading days immediately preceding such expiration date. From and after 5:00 p.m. New York City time on August 29, 2025, the Warrants will no longer be exercisable and will be void, and the holders of unexercised Warrants will have no further rights with respect to any Warrants.

The Notice of Guaranteed Delivery for Exercise of Warrants referred to in the press release summarized above is attached hereto as Exhibit 99.2.

The foregoing descriptions are only summaries and are qualified in their entirety by reference to the press release and Notice of Guaranteed Delivery filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated August 28, 2025
99.2	Notice of Guaranteed Delivery for Exercise of Warrants
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Enovix Corporation

Date:	August 28, 2025	By:	/s/ Arthi Chakravarthy
Arthi Chakravarthy Chief Legal Officer and Head of Corporate Development